Accounts and notes payable	12 Months Ended
Dec. 31, 2024
Accounts and notes payable
Accounts and notes payable

11.  Accounts and notes payable

The Group measures accounts payable and notes payable at amortized cost considering they are arising from transactions with suppliers in the normal course of business and are due in customary trade terms not exceeding one year.

	As of
	December 31,
	2023	2024
	RMB	RMB
	(in thousands)
Accounts payable	2,875,222	2,546,105
Notes payable(a)	8,148	7,291
Total accounts and notes payable	2,883,370	2,553,396
(a)	The Group’s notes payable mainly include short-term notes, typically with terms between 3 to 9 months which are provided to the Group’s suppliers and manufacturers. Notes payable as of December 31, 2023 and 2024 were secured by restricted cash of RMB5,265 thousand and RMB1,318 thousand held in designated bank accounts, respectively.